Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events	16. Subsequent Events The Company has evaluated subsequent events through the date the financial statements have been issued and has determined that there have been no reportable subsequent events.

21. Subsequent Events

Subsequent to December 31, 2014, the Company closed on the acquisition of nine properties, including one office and eight industrial properties. The properties comprise an aggregate 1,688,778 square feet and were acquired for an aggregate purchase price of approximately $144,520. The properties are 100% leased with lease terms ending between December 2015 and September 2029. The Company assumed one in-place mortgage loan of $13,025 with a fixed interest rate of 5.57% and maturity of November 2016 related to one of the property acquisitions. The Company is currently analyzing the fair values of the leases and real estate assets and accordingly, the purchase price allocations for the properties are preliminary and subject to change.

In January 2015, the Company expanded its Unsecured Credit Facility, increasing the revolving borrowing capacity thereunder to $400,000. The expansion increased the Company’s aggregate borrowing capacity under the Unsecured Credit Facility and Term Loan from $400,000 to $600,000.

In February 2015, the Company’s shareholders approved an increase in the number of the Company’s authorized shares of common stock from 220,000,000 to 400,000,000.